Exhibit 99.1

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Wachovia Conference 2004

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December 8 - 9

Kite Realty Group

30 South Meridian Street

Suite 1100

Indianapolis, IN 46204

www.kiterealty.com

Disclaimer

This presentation contains certain statements that may be considered to be “forward-looking statements” within the meaning of the federal securities laws.  All statements, other than statements of historical facts, that address activities, events or developments that Kite Realty Group (“KRG”) expects, projects, believes or anticipates will or may occur in the future are forward-looking statements.  KRG believes that its expectations stated in this presentation are based on reasonable assumptions, however, these statements are subject to certain risks and uncertainties that could cause results, developments and business decisions to differ materially from historical results or from any results expressed or implied by such forward-looking statements.  For a more detailed discussion of risk factors and other information regarding the company, please refer to the documents filed with the Securities and Exchange Commission, from time to time.  Net operating income (“NOI”) is defined as rental related revenue less property operating expenses and real estate taxes.

All portfolio statistics in this presentation are as of September 30, 2004, with the exception of two post 9/30/04 events: The acquisition of Eastgate Pavilion and the conversion of the building leased to The State of Indiana to an operating property.

Initial Public Offering Overview

Shares Offered	18.3 million common shares

Offering Price	$13.00

Offering Size	$237.9 million

Dividend Yield	5.8%

Exchange / Ticker	NYSE / KRG

Use of Proceeds	Repaid debt and funded acquisitions and development

Underwriters	Lehman Brothers (Bookrunning Manager)
Wachovia Securities (Joint Lead Manager)
Goldman, Sachs & Co. (Co-Manager)
UBS Investment Bank (Co-Manager)
KeyBanc Capital Markets (Co-Manager)
Raymond James (Co-Manager)

Kite Realty Group

Kite Realty Group has grown into a retail focused, full-service, vertically integrated real estate development, construction and management company.

Kite Realty Group Snapshot

# of Operating Properties(1)	34
Total Operating SF(2)	5.0mm

# of Development Properties	10
Total Development SF(2)	1.4mm
Estimated Development Cost	$104mm

(1) Includes Union Station Parking Garage

(2) Includes owned GLA/NRA and non-owned GLA/NRA

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Kite Portfolio Overview

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September 30, 2004 Operating Portfolio Highlights(1)

	Indiana	Texas	Florida	Other	Total	% Leased
Retail	9	6	6	7	28	95.2%
Commercial	6	0	0	0	6	97.4%
Total	15	6	6	7	34

(1) Includes the acquisition of Eastgate Pavilion and the building leased to state of Indiana becoming operational.

Kite’s portfolio is focused in high-growth markets in Indiana, Texas, and Florida

Experienced & Committed Management

•      Expertise in design, development, leasing, construction and management

•                                          Focused on disciplined allocation of capital to new investment opportunities

•                                          In the past five years, managed more than 16 million square feet and acquired or developed approximately 5.7 million square feet

•     Strong corporate governance

Kite Senior Management

Name	Title	Age	Yrs. in Industry	Yrs. with Company	% Own.
Al Kite	Chairman	71	44	44	12.2%
John Kite	CEO and President	39	17	14	7.5%
Tom McGowan	COO and EVP of Development	40	18	10	5.2%
Dan Sink	CFO and SVP	37	15	5	0.2%

Average / Total			24	18	25.1%

•Ownership through 12/1/04

Alignment of Interests: Senior Management owns 25.1% of the Company

Experienced Management Team

KRG Board
7 Trustees (5 Independent)

John Kite
Chief Executive Officer

Dan Sink				Tom McGowan
Chief Financial Officer				Chief Operating Officer

FINANCE	ACCOUNTING	ASSET MANAGEMENT	ACQUISITIONS	DEVELOPMENT	CONSTRUCTION	LEASING

George			George	Mark Jenkins	Mike Wyman
McMannis	Tom Olinger	David Lee	McMannis	Jeff Lynch	Jeff Schroeder	Gregg Poetz
(17 Years)	(24 Years)	(25 Years)	(17 Years)	(13/18 Years)	(20/21 Years)	(15 Years)

Kite has a fully integrated team of experienced real estate professionals.

Vertically Integrated Development Platform

Kite’s core competency is in development

•              In-house expertise of all aspects of the development process

•              Control of entire process mitigates risk and ensures on time and on budget project delivery

•              Full integration ultimately drives enhanced development returns

Land Procurement	Pre – Development	Leasing	Construction	Management

Extensive due diligence and entitlement expertise	Pre-leasing throughout project life		Construction experience and internal controls

Strong Development Returns

Historical Development Returns

Year	# of Projects	Total Cost	NOI Yield
		($mm)
1999	4	$38.9	10.8%
2000	3	36.7	9.0%
2001	5	77.1	15.6%
2002	4	75.3	9.0%
2003	3	13.3	10.7%
2004(1)	5	35.9	10.4%
Subtotal/Average	24	$277.2	11.3%

(1) Developments completed as of 9/30/04

Proven track record of success demonstrated by strong NOI yields

Ancillary Revenue Opportunities

Leveraging Vertical Integration: Kite has several additional revenue producing business lines

Kite’s Complimentary Business Lines

•Kite Realty Development

•Merchant building

•Build-to-suit activities

•Kite Realty Construction

•Third-party construction

•Kite Realty Advisors

•Investment advisor

•Facility management

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Eli Lilly Campus

Indianapolis, IN

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Walgreens

Clackamas, OR (Portland MSA)

Favorable Portfolio Demographics

2004 Average Household Income (3-mile radius)

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2004-2009 Estimated Population Growth (3-mile radius)

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Source: Claritas Inc.

Retail portfolio is located in affluent trade and high growth areas

Stable Operating Property Cash Flow

•Kite’s operating portfolio was approximately 95% leased as of September 30, 2004

•Limited near-term lease rollover with no retail tenant representing more than 4.5% of annualized base rent

•Broad tenant diversification

Percent of Total Square Feet Expiring

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High-quality tenants and limited lease rollover

Strong Tenant Roster

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•Strategy to minimize tenant exposure

•No tenant makes up more than 4% of portfolio base rent

Development Strategy

Traders Point

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•                             Land acquired in June 2003

•                             Projected Total GLA of 366,380 SF

•                             Total Estimated Cost of $43 million

•                             Major Tenants – Dick’s Sporting Goods, Marsh and Bed Bath & Beyond

•                             Secured property due to long-term relationship with seller

•                             Second phase of 48,600 square feet to be delivered in April 2005

Acquisition Strategy

Fishers Station

•                             115,000 SF Marsh anchored center

•                             $11.4mm acquisition price

•                             In place NOI yield is approximately 10.2%

•                             Stabilized NOI yield is approximately 11%

•                             Restructured equity position of 75% partner to preferred 4.6% coupon

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•Investment returns

•Property location

•Strength of trade area

•Tenancy

•Leverage existing relationships

•Ability to capitalize on potential upside opportunities

Recent Acquisition

Eastgate Pavilion – Cincinnati, Ohio

•                             233,887 SF

•                             Anchor Tenants: Value City Furniture, Dick’s Sporting Goods, Bed Bath & Beyond, DSW, PetSmart & Best Buy

•                             In place NOI yield is approximately 8%. Stabilized yield of approximately 8.25%-8.50% through the development of outlots.

•                             Strong Demographic Profile

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Capital Strategy

Focus on maintaining financial flexibility for future growth

•      Maintain prudent leverage levels

•                  $99 million of net proceeds was used to repay debt

•                  38% debt to market cap ratio as of September 30, 2004

•      Monitor floating rate exposure, debt maturities and asset encumbrances

•                  Longer-term, fixed rate financing as construction projects stabilize

•      Provide capacity to fund growth

•                  Committed construction financing

•                  $150 million line of credit with ability to upsize to $250 million

•                  Recycle capital through asset sales and joint ventures

Path to Growth

Kite Realty Group Trust has several sources of potential growth

•                  Lease-up of the development pipeline

•                  Ancillary revenue opportunities – Kite Realty Advisors, build-to-suits, etc.

•                  Acquisitions

•                  Future development opportunities

•                  Kite currently owns 9 adjacent land parcels

•                  Recharging the development pipeline

•                  Joint Ventures